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                                                                  Exhibit 10.1.3


                                  THIRD AMENDMENT TO
                                 EMPLOYMENT AGREEMENT


    The Agreement made as of October 1, 1991, by and between BALLANTYNE OF OMAHA, INC. ("Ballantyne"), an Omaha corporation, with offices at 4350 McKinley Road, Omaha, Nebraska 68112 (the "Company"), and RONALD H ECHTENKAMP, an individual residing at 3105 South 134th Avenue, Omaha, Nebraska 68144 (the "Employee"), and amended on the 16th day of April, 1994, and on the 20th day of July, 1995, is further amended, retroactive to January 1, 1996, as follows:

    That portion of Paragraph 5 (b), which states:

         "No participant may receive in any fiscal year, a profit sharing amount that exceeds 150% of such participant's base salary. (i.e., salary excluding bonuses, commissions, overtime payments or any other form of compensation.)"

is hereby deleted in its entirety.

    All other terms, provisions and conditions set forth in the Agreement of October 1, 1991, and the amendments entered into on April 16, 1994, and July 20, 1995, shall be and remain the same.

    IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment to Employment Agreement on this 20th day of January, 1997.

                                       BALLANTYNE OF OMAHA, INC.

                                  BY:  /s/ Arnold S. Tenney
                                       -----------------------------------
                                       Arnold S. Tenney, Chairman

                                       /s/ Ronald H. Echtenkamp
                                       -----------------------------------
                                       Ronald H. Echtenkamp, Employee


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